INCOME TAXES	12 Months Ended
Dec. 31, 2021
INCOME TAXES
INCOME TAXES

NOTE 8 — INCOME TAXES

The reconciliation of the statutory federal income tax with the provision for income taxes is as follows at December 31:

(in thousands except for rate)

	2021	Rate	2020	Rate	2019	Rate
Federal tax benefit as statutory rates	$(86,177)	(21.0)%	$(26,050)	(21.0)%	$(2,182)	(21.0)%
Stock based compensation	(1,004)	(0.2)	192	0.2	21	0.2
Other permanent differences	60	—	32	—	1	—
Research and development credit	(68)	—	—	—	0
State & Local Taxes/ Other	(3,234)	(0.8)	—	—	—
Change in valuation allowance	90,423	22.0	25,826	20.8	2,160	20.8
Total tax benefit	$—	—%	$—	—%	$—	—%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future taxable income will be sufficient to realize its deferred tax assets, and accordingly, a full valuation allowance has been provided on its deferred tax assets.

Components of the Company's deferred tax assets are as follows at December 31:

	2021	2020
Deferred tax assets:
Share based compensation	$2,288	$436
Intangible assets and other	1,984	—
Research and development credit	136	—
Net operating losses	113,999	27,550
Total deferred tax assets	118,407	27,986
Valuation allowance	(118,407)	(27,986)
Total deferred tax assets, net of valuation allowance	$—	$—

The Company had $712.4 million and $131.2 million of net operating losses as of December 31, 2021 and 2020, respectively. No income taxes were paid during 2021, 2020 or 2019.